EXHIBIT 24.1
POWER OF ATTORNEY
     James S. Tisch hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the “Attorneys-in-Fact”), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the “Annual Report”) to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

Signature	Title	Date

/s/ James S. Tisch James S. Tisch	Chairman of the Board	February 15, 2011

POWER OF ATTORNEY
     Lawrence R. Dickerson hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the “Attorneys-in-Fact”), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the “Annual Report”) to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

Signature	Title	Date

/s/ Lawrence R. Dickerson Lawrence R. Dickerson	Director, President and Chief Executive Officer	February 15, 2011

POWER OF ATTORNEY
     Gary T. Krenek hereby designates and appoints William C. Long as his attorney-in-fact, with full power of substitution and re-substitution (the “Attorney-in-Fact”), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the “Annual Report”) to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as the Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

Signature	Title	Date

/s/ Gary T. Krenek Gary T. Krenek	Senior Vice President and Chief Financial Officer	February 15, 2011

POWER OF ATTORNEY
     Beth G. Gordon hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as her attorney-in-fact, with full power of substitution and re-substitution (the “Attorneys-in-Fact”), for her and in her name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the “Annual Report”) to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

Signature	Title	Date

/s/ Beth G. Gordon Beth G. Gordon	Controller	February 15, 2011

POWER OF ATTORNEY
     John R. Bolton hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the “Attorneys-in-Fact”), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the “Annual Report”) to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

Signature	Title	Date

/s/ John R. Bolton John R. Bolton	Director	February 15, 2011

POWER OF ATTORNEY
     Charles L. Fabrikant hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the “Attorneys-in-Fact”), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the “Annual Report”) to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

Signature	Title	Date

/s/ Charles L. Fabrikant Charles L. Fabrikant	Director	February 15, 2011

POWER OF ATTORNEY
     Paul G. Gaffney II hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the “Attorneys-in-Fact”), for his and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the “Annual Report”) to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

Signature	Title	Date

/s/ Paul G. Gaffney II Paul G. Gaffney II	Director	February 15, 2011

POWER OF ATTORNEY
     Edward Grebow hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the “Attorneys-in-Fact”), for his and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the “Annual Report”) to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

Signature	Title	Date

/s/ Edward Grebow Edward Grebow	Director	February 15, 2011

POWER OF ATTORNEY
     Herbert C. Hofmann hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the “Attorneys-in-Fact”), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the “Annual Report”) to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

Signature	Title	Date

/s/ Herbert C. Hofmann Herbert C. Hofmann	Director	February 15, 2011

POWER OF ATTORNEY
     Arthur L. Rebell hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the “Attorneys-in-Fact”), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the “Annual Report”) to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

Signature	Title	Date

/s/ Arthur L. Rebell Arthur L. Rebell	Director	February 15, 2011

POWER OF ATTORNEY
     Raymond S. Troubh hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the “Attorneys-in-Fact”), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the “Annual Report”) to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

Signature	Title	Date

/s/ Raymond S. Troubh Raymond S. Troubh	Director	February 15, 2011